EXHIBIT 10.1


                                 LOAN AGREEMENT

        THIS LOAN AGREEMENT (the "AGREEMENT") is entered into as of October 5, 2001 between Valence Technology, Inc. (previously Ultracell, Inc.), a Delaware corporation (the "Borrower"), and Berg & Berg Enterprises, LLC, whose address is 10050 Bandley Drive, Cupertino, CA 95014 ("LENDER").

        SECTION 1.    LOANS AND NOTE

        1.1. LOANS AND ISSUE OF NOTES. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower set forth herein, Lender hereby agrees to make advances of immediately available funds to Borrower up to an aggregate principal amount of Twenty Million Dollars ($20,000,000) from time to time, between the date hereof and September 30, 2003 as requested by Borrower (the "LOANS" and each a "LOAN"). The Loans will be evidenced by Borrower's promissory note in the form attached hereto as EXHIBIT A (the "NOTE"). The Loans shall be made in accordance with the terms and provisions of this Agreement and shall bear interest and be payable as set forth herein and in the Note. The Loans shall be secured by a security interest as set forth in the Security Agreement between Lender and Borrower attached hereto as EXHIBIT B (the "SECURITY AGREEMENT"). This Agreement, the Note and the Security Agreement are collectively referred to herein as the "LOAN DOCUMENTS".

        1.2. INTEREST RATE ON LOANS. All Loans shall accrue interest until paid in full at the interest rate of 8% per annum simple interest or, if less, the maximum rate allowed by applicable law ("INTEREST RATE"). After the occurrence of an Event of Default and during the continuation thereof, all outstanding amounts accrue interest until paid at a per annum rate of 2% over the Interest Rate (the "DEFAULT RATE"). Interest is computed on a 360-day year for the actual number of days elapsed.

        1.3. MATURITY DATE. All outstanding amounts with respect to the Loans are due and payable in full, and the term of the Loans shall expire, on September 30, 2005.

        1.4. LENDER EXPENSES. Borrower will pay all audit and inspection fees and expenses and the reasonable costs and expenses (including reasonable attorneys' fees, expert witness' and consultants' fees and related expenses) of preparing, negotiating, administering, defending and enforcing (including appeals or insolvency proceedings) the Loan Documents (collectively, "LENDER EXPENSES"), which Lender Expenses will be payable upon demand by Lender. Lender Expenses also include, without limitation, document fees, filing and recording fees, collateral search and credit reporting fees, title insurance policy fees and escrow fees and costs.

        1.5. FUNDING OF LOANS. All Loans shall be in a minimum principal amount of $500,000 and shall not exceed a maximum principal amount of $3,000,000. Borrower may not request a Loan more frequently than once every week. Lender shall have at least two business days after Borrower requests a Loan to fund the same.

        1.6 PREPAYMENT OF LOANS. Borrower shall have the right at any time and from time to time to prepay any Loan, in whole or in part, upon at least three business days' prior written notice to Lender. The minimum prepayment amount shall be $1,000,000 and increments of $500,000 in excess thereof.

        SECTION 2.    CONDITIONS OF LENDING

        2.1. CONDITIONS PRECEDENT TO INITIAL LOAN. The obligation of Lender to make the initial Loan, if any, is subject to the conditions precedent that Lender shall have received in form and substance satisfactory to Lender all of the following:

          2.1.1. The Schedule of Exceptions, which shall contain only those scheduled exceptions as are satisfactory to Lender, in its sole discretion;

          2.1.2. A certified copy of the resolutions of the Board of Directors of the Borrower in a form satisfactory to Lender, approving or ratifying each of the Loan Documents and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each of the Loan Documents;

          2.1.3. A certificate of the chief executive officer and chief financial officer of the Borrower, dated as of even date with the Note, certifying to Lender that the representations and warranties made by the Borrower in Section 3 herein are true and correct;

          2.1.4. The Note duly executed by the Borrower;

          2.1.5. The Security Agreement and such UCC-1 financing statements and other documents required by Lender to perfect its Lien in the collateral covered thereby, each duly executed by the Borrower;

          2.1.6. A warrant, duly executed by the Borrower and in the form of EXHIBIT C hereto (the "WARRANT") to purchase that number of shares of Borrower's Common Stock equal to the quotient of $4,500,000 divided by the average closing price of the Common Stock as reported on the Nasdaq National Market for the five trading days immediately preceding Borrower's first public announcement of this Loan transaction.

          2.1.7. Borrower shall have taken all necessary corporate action to authorize and reserve for issuance all shares of Common Stock subject to issuance under the Warrant and to list all such shares with the Nasdaq National Market.

        2.2. CONDITIONS PRECEDENT TO ALL LOANS. The obligations of Lender to make each Loan (including the initial Loan) shall be subject to the further conditions precedent that:

          2.2.1. On the date of such Loan the following statements shall be true (and each giving of a request for a Loan and the acceptance by Borrower of the proceeds of such Loan shall constitute a representation and warranty by Borrower that on the date of such Loan such statements are true):

               (i) The representations and warranties contained in this Agreement and in the Security Agreement are correct on and as of the date of such Loan before and after giving effect to such Loan and to the application of the proceeds therefrom, as though made on and as of such date; and

               (ii) No Event of Default has occurred and no event has occurred and is continuing, or would result from such Loan or from the application of the proceeds therefrom, which constitutes an Event of Default.


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          2.2.2. No material adverse change in Borrower's business, as determined by Lender in its sole discretion, shall have occurred between the date of the Note and the date of the making of the Loan or between the date of the making of the immediately preceding Loan and the date of the making of the Loan.

          2.2.3. Lender shall have received such other approvals, opinions or documents as Lender shall have reasonably requested.

          2.3.4. Borrower shall have paid all Lender Expenses that are then due and payable by Borrower.

        SECTION 3.    REPRESENTATIONS AND WARRANTIES

        Except as set forth in the Schedule of Exceptions attached hereto as EXHIBIT D and the Borrower SEC Documents, Borrower hereby represents and warrants the following as of the date hereof:

        3.1. ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary is a corporation or other business organization duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Subsidiary was incorporated or organized. Borrower and each Subsidiary is qualified to do business and is in good standing in the jurisdictions set forth on the Schedule of Exceptions, which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business. Borrower and each Subsidiary has all requisite power and authority to conduct its business and own its property.

        3.2. AUTHORIZATION OF TRANSACTION; NO VIOLATION. The borrowing of the principal amount of the Loans, the issuance of the Note and the Warrant, the execution, delivery and performance by Borrower of this Agreement, the Note, the Security Agreement and the Warrant (including, without limitation, the issuance or reservation for issuance of shares of Borrower's Common Stock upon exercise of the Warrant) (i) are within the corporate powers of Borrower, (ii) have been duly authorized by all necessary corporate action of Borrower, its officers, directors and stockholders, and (iii) will not violate, conflict with, result in any breach of any of the provisions of, constitute (with or without the passage of time or giving of notice or both) a default under, or result in the creation of any Lien upon any Property of Borrower or any Subsidiary under the provisions of, any law, rule, regulation, judgment, order, decree, instrument, agreement, charter instrument, bylaw or other instrument to which Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any Property of Borrower or any Subsidiary may be bound.

        3.3. BINDING OBLIGATION. This Agreement, the Note, the Security Agreement and the Warrant are valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

        3.4. VALID ISSUANCE OF NOTE, WARRANT AND COMMON STOCK. The Note and the Warrant have been issued in compliance with all applicable federal and state securities laws. The shares of Common Stock issuable upon exercise of the Warrant have been duly and validly reserved for issuance, and upon issuance in accordance with the terms thereof and Borrower's


                                     Page 3
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charter instruments, shall be duly and validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights.

        3.5. GOVERNMENTAL CONSENt. Neither the nature of Borrower nor any Subsidiary or of the business or Properties of Borrower or any Subsidiary nor any relationship between Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the making of the Loans or the offer, issue, sale, delivery or exercise of the Note or the Warrant, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of Borrower in connection with or on account of the execution and delivery of this Agreement or the Security Agreement, the borrowing of the principal amount of the Loans or the offer, issue, sale, execution, delivery or exercise of the Note and the Warrant.

        3.6 OWNERSHIP OF PROPERTY. Borrower owns all of its Property, except for Permitted Liens to which any such Property is subject. Schedule 3.6 of the Schedule of Exceptions lists all Permitted Liens having a quantifiable value in excess of $500,000 and all exclusive licenses granted by Borrower with respect to any of its patents or other intellectual property rights.

     3.7. USE OF PROCEEDS. The proceeds of the Loans shall be used exclusively in the ordinary course of the Borrower's business. Borrowed funds shall be considered used in the ordinary course of the Borrower's business only if they are incurred by the Borrower in connection with the normal, usual or customary conduct of its business.

        3.8. SEC INFORMATION. As of their respective filing dates (except as thereafter amended) all documents that Borrower has filed with the Securities and Exchange Commission (the "BORROWER SEC DOCUMENTS") have complied in all material respects with the applicable requirements of the Act or the Exchange Act, and none of the Borrower SEC Documents has contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading except to the extent corrected by a subsequently filed Borrower SEC Document filed prior to the date hereof.

        3.9. LITIGATION. There are no claims, actions, suits or other proceedings pending, or to the knowledge of Borrower, threatened, at law or in equity, by or before any Governmental Agency or any arbitrator against Borrower which could reasonably be expected to have a material adverse effect on the ability of Borrower to perform its obligations under this Agreement.

        3.10. COMPLIANCE WITH LAWS AND AGREEMENTS. Neither Borrower nor any of its Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order or decree applicable to it which violation could reasonably be expected to have a material adverse effect on Borrower. Neither Borrower nor any of its Subsidiaries is in default with respect to any note, mortgage, lease, agreement to which Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a material adverse effect on Borrower.


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        3.11. TAXES. Borrower and its Subsidiaries have filed all federal and other tax returns and reports required to be filed, and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their Property.

        3.12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. So long as any amounts are available for borrowing and until all obligations of Borrower under this Agreement and under the Note are satisfied in full, the representations and warranties contained in this Agreement shall have a continuing effect as having been true when made.

        SECTION 4.    BORROWER'S AFFIRMATIVE COVENANTS

        Borrower covenants that until all obligations of Borrower under this Agreement, the Security Agreement and the Note are satisfied in full, Borrower:

        4.1. BORROWER SEC DOCUMENTS. Shall prepare and timely file all reports and other filings required under applicable U.S. federal securities laws in accordance with all relevant statutory requirements and the rules and regulations of the Securities and Exchange Commission.

        4.2. NASDAQ STOCK MARKET LISTING. Shall maintain the listing of the Common Stock on the Nasdaq National Market and shall timely comply with all applicable listing maintenance and continuity requirements of the Nasdaq Stock Market. In the event Borrower fails to meet any such requirements, Borrower shall take and cause to be taken such actions as are necessary and within its direct or indirect control to maintain the listing of the Common Stock on the Nasdaq National Market.

        4.3. COMPLIANCE WITH LAW. In addition to the covenant contained in
Section 4.1, shall comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, and shall comply with all provisions of Borrower's certificate of incorporation and by laws.

        4.4. TAXES AND OTHER LIABILITIES. Shall pay and discharge when due any and all indebtedness, obligations, assessments and taxes, including federal and state income taxes, except such as Borrower may in good faith contest or as to which a bona fide dispute may arise; provided that provision is made to the satisfaction of Lender for eventual payment thereof in the event that it is found that the same is an obligation of Borrower.

        4.5. LITIGATION. Shall promptly give notice in writing to Lender of any litigation pending or threatened by or against Borrower with a potential liability in excess of $100,000.

        4.6. NOTICE TO LENDER. Shall promptly give notice in writing to Lender of (i) the occurrence of any Event of Default, or (ii) any change in name, identity or corporate structure of Borrower, regardless of whether such event is a breach of this Agreement or any of the other Loan Documents.

        4.7. LEGAL EXISTENCE AND GOOD STANDING. Shall, and shall cause each of its Subsidiaries to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a material adverse effect on Borrower.


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        4.8    MAINTENANCE OF PROPERTY; INSPECTION OF PROPERTY.

               4.8.1. Shall, and shall cause each of its Subsidiaries to, maintain all of its Property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

               4.8.2. Shall permit representatives and independent contractors of Lender to visit and inspect any of its Properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired.

        4.9 INSURANCE. Shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance against loss or damage by fire with extended coverage, public liability and third party property damage.

        SECTION 5.    BORROWER'S NEGATIVE COVENANTS

        Borrower further covenants that until payment in full of the Note and all other amounts due hereunder, Borrower will not without the prior written consent of Lender:

        5.1. GUARANTEES. Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments in the ordinary course of business) or accommodation endorser or otherwise for the debts or obligations of any other person or entity.

        5.2. LOANS OR ADVANCES. Make or permit to exist any loans or advances to, or investments in, any person or entity, except:

        (a) any of the foregoing existing as of the date hereof and described on
Schedule 5.2 of the Schedule of Exceptions;

        (b) advances in the nature of accounts receivable, general intangible or notes receivable arising from the licensing of software, from the sale of goods or services or otherwise in the ordinary course of business;

        (c) advances to employees of Borrower and its Subsidiaries in reasonable amounts approved by the board of directors of Borrower.

        (d) investments in cash and highly liquid investments with a maturity of 90 days or less at the date of purchase;

        (e) investments by Borrower in its existing wholly-owned Subsidiaries in the ordinary course of business;

        (f) investments by existing wholly-owned Subsidiaries of Borrower in Borrower or any other wholly-owned Subsidiary of Borrower in the ordinary course of business;

        (g) securities received in connection with the satisfaction or enforcement of indebtedness or claims due or owing to Borrower or any of its Subsidiaries or as security of any such indebtedness or claim;


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        (h) prepayments by Borrower or its Subsidiaries in the ordinary course of business; and

        (i) other loans, advances or investments in an aggregate amount not to exceed $1,000,000 outstanding at any time.

        5.3. DISTRIBUTIONS. Declare or pay any dividends or any other distributions on account of any shares of any class of capital stock of Borrower, either in cash or any other property, to any stockholder or equity interest holder of or in Borrower or any Subsidiary, nor redeem, retire, repurchase or otherwise acquire any shares of capital stock of Borrower.

        5.4. PLEDGE OF ASSETS. Mortgage, pledge, grant or permit to exist a security interest in, or lien upon, all or any portion of Borrower's or any Subsidiary's assets now owned or hereafter acquired, except:

        (a) the lien created under the Security Agreement;

        (b) liens existing as of the date hereof and described on Schedule 3.6 of the Schedule of Exceptions;

        (c) other Permitted Liens.

        5.5. CONDUCT OF BUSINESS. Change the nature of the business heretofore conducted by Borrower in the usual, regular and ordinary course.

        SECTION 6.    DEFAULT

        6.1. EVENTS OF DEFAULT. The following events are "EVENTS OF DEFAULT" under the Loan Documents:

        6.1.1. Default shall be made by Borrower in the payment of principal of or any interest on the Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

        6.1.2. Default shall be made in the due performance or observance of-any other covenant, agreement or provision herein or in any of the other Loan Documents to be performed or observed by Borrower, or a material breach shall exist in any representation or warranty herein contained or in any of the other Loan Documents, and such default or breach shall have continued uncured for a period of 30 days after written notice thereof to Borrower from Lender;

        6.1.3. Borrower shall be involved in financial difficulties as evidenced by:

        (a) an admission in writing by Borrower of its inability to pay its debts generally as they become due;

        (b) Borrower filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Code (as now or in the future amended) or an admission seeking the relief therein provided;


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        (c) Borrower making a general assignment for the benefit of its creditors;

        (d) Borrower consenting to the appointment of a receiver or trustee for all or a substantial part of the property of Borrower or approving as filed in good faith a petition filed against Borrower under said Bankruptcy Code (in both cases without the consent of Borrower), which order shall not have been vacated or set aside or otherwise terminated within 60 days from the date of entry or shall have been unstayed for a period of 60 days;

        (e) the assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all the Property of Borrower, which custody or sequestration shall not have been terminated within 90 days from its assumption or shall have been unsuspended for a period of 60 days; or

        (f) an attachment being made on any substantial part of the property or assets of Borrower which shall not be discharged within 60 days from the making thereof.

        6.1.4. Default made by Borrower in (i) any other note, agreement or other instrument evidencing any other indebtedness for borrowed money between Borrower and Lender, or (ii) any agreement between Borrower and a third party giving the third party the right to accelerate any indebtedness for borrowed money exceeding $100,000 in principal amount.

        6.1.5. A money judgment(s) in the aggregate during the term of this Agreement of at least $100,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days.

        6.1.6. Borrower terminates or suspends its business, or there is filed by or against Borrower any petition seeking the liquidation or dissolution of Borrower or the commencement of any other procedure to liquidate or dissolve Borrower, or there occurs any event, condition or circumstances which causes the liquidation or dissolution of Borrower.

        6.1.7. Borrower or any person acting for Borrower makes any material misrepresentation or material misstatement now or in the future in any warranty or representation in this Agreement or in any writing delivered to Lender to induce Lender to enter this Agreement or any of the Loan Documents.

        6.1.8. The closing of (i) a merger, consolidation, reorganization, transaction or series of transactions which results in the stockholders of Borrower as constituted immediately prior to such event holding less than a majority of the voting power of Borrower or the surviving entity in such transaction(s); or (ii) a sale, transfer or other disposition of substantially all of the assets of Borrower (each a "CHANGE OF CONTROL").

        6.2.   REMEDIES UPON DEFAULT.

        6.2.1. Upon the occurrence and during the continuation of any of the above Events of Default, Lender may, by notice to Borrower, terminate its commitment to make any further Loans and declare the unpaid principal and all accrued interest on the Loans and the Note, and all other amounts payable under the Loan Documents, to be immediately due and payable, whereupon all such principal, interest and other amounts shall be forthwith due and payable, without presentment, demand, protest or further notice of any kind; and provided that, in the case of occurrence of an Event of Default under 6.1.3 or 6.1.6, Borrower's commitment to make any further Loans shall be


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automatically terminated and all such principal, interest and other amounts shall be automatically due and payable, without presentment, demand, protest or further notice of any kind.

        6.2.2. Upon the occurrence and during the continuation of any of the above Events of Default, Lender shall have, in addition to all other rights and remedies provided herein or by applicable law, all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of California, including, but not limited to, the right to take possession of the Collateral, and for that purpose Lender may, and Borrower hereby authorizes Lender to, enter upon any premises on which Collateral may be located or situated and remove the same therefrom or without removal render the same unusable and may use or dispose of the Collateral on such premises without any liability for rent, storage, utilities or other sums, and upon request Borrower shall, to the extent practicable, assemble and make the Collateral available to Lender at a place to be designated by Lender, which is reasonably convenient to Borrower and Lender. Borrower agrees that, to the extent notice of sale shall be required by law, at least five days' notice to Borrower of the time and place of any public sale or the time after which any private sale or any other intended disposition is to be made shall constitute reasonable notification of such sale or disposition. Lender shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Lender to enforce its rights and remedies hereunder, to manage, protect and preserve the Collateral or continue the operation of the business of Borrower, and Lender shall be entitled to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Note until a sale or other disposition of such Collateral shall be finally made and consummated. In the event of any disposition or collection of or any other realization upon all or any part of the Collateral, Lender shall apply the proceeds of such disposition, collection or other realization as follows:

        (a) First, to the payment of the reasonable costs and expenses of Lender in exercising or enforcing its rights hereunder, including, but not limited to, reasonable costs and expenses incurred in retaking, holding and/or preparing the Collateral for sale, lease or other disposition, and to the payment of all Lender Expenses;

        (b) Second, to the payment of the Note and all other Obligations (as that term is defined in the Security Agreement); and

        (c) Third, the surplus, if any, shall be paid to Borrower or to whomsoever may be lawfully entitled to receive such surplus.

        SECTION 7.    MISCELLANEOUS

        7.1. RESTRICTIVE LEGEND. The Note and each certificate for shares issued upon exercise of the Warrant shall bear a legend on its face substantially in the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEMPTION THEREFROM UNDER SUCH ACT;

provided, however, that no such legend shall be required, and the holder thereof shall be entitled to receive from Borrower, without expense, a new certificate of like tenor not bearing


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such legend, when the shares evidenced thereby have been effectively registered under the Act, or when, in the opinion of such holder's counsel, such legend is not required in order to insure compliance with the registration provisions of the Act.

        7.2. AMENDMENT. No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        7.3. NOTICES. All notices, requests, demands and other communications under this Agreement or the other Loan Documents shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered personally or by telegram or telecopy to the party to whom notice is to be given, or on the third business day after mailing if mailed by first class mail, registered or certified, postage prepaid and properly addressed as follows:

        If to the Borrower:  Valence Technology, Inc..
                             6504 Bridgepoint Parkway
                             Suite 415
                             Austin, TX 78730
                             Facsimile: 512/527-2910
                             Attn: Chief Financial Officer


        If to the Lender:    Berg & Berg Enterprises, LLC
                             10050 Bandley Drive
                             Cupertino, CA  95014
                             Attn: Carl E. Berg


        Either party may change its address for purposes of this section by giving the other party written notice of the new address in the manner set forth above.

        7.4. NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay on the part of Lender in exercising, any right hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        7.5. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

        7.6. BINDING EFFECT; GOVERNING LAW. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. This Agreement and the other Loan Documents shall be governed by, and construed in accordance


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with, the internal laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

        7.7. JURISDICTION AND VENUE. BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE CALIFORNIA SUPERIOR COURT OR THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF SAN JOSE, CALIFORNIA. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS AGREEMENT. BORROWER WAIVES ANY CLAIM THAT SAN JOSE, CALIFORNIA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER PERMITTED FORUM OR THE TAKING BY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

        7.8. WAIVER OF RIGHT TO JURY TRIAL. LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

        7.9. INVESTMENT REPRESENTATION. Lender represents and warrants to Borrower that it is acquiring the Note and Warrant for its own account for investment and not with a view to, or for a sale in connection with, any distribution thereof.

        7.10. SUBORDINATION TO BANK DEBT. In the event that Borrower shall seek conventional bank financing secured by accounts receivable and/or inventory or equipment lease or acquisition financing and the lender or lessor in such financing shall request Lender to subordinate its position with respect to payment by Borrower to that of such lender or lessor, Lender's consent shall not be withheld unreasonably.

        7.11. ASSIGNMENT. Borrower shall not assign its rights or delegate any of its duties under any of the Loan Documents without Lender's prior written consent. Lender may freely assign its rights and obligations under the Loan Documents.


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


        SECTION 8.    DEFINITIONS

        As used in this Agreement and the other Loan Documents, the following terms have the respective meanings set forth below or in the indicated part of this Agreement:

        8.1 "COLLATERAL" has the meaning ascribed in the Security Agreement.

        8.2. "COMMON STOCK" shall mean the common stock $0.001 par value per share of Valence Technology, Inc.

        8.3. "LIEN" shall mean any mortgage, deed of trust, security interest, pledge, charge, encumbrance, claim, easement, right of way, covenant, condition, restriction, reservation, title exception, lease intended for security purposes or lease which constitutes debt. For purposes of this Agreement, the Borrower shall be deemed to be the owner of any Property which it has leased under a lease which constitutes debt or which it has acquired or holds subject to a conditional sale agreement, lease or other arrangement pursuant to which title to the property has been retained by or vested in another Person for security purposes.

        8.4. "PERMITTED LIENS" has the meaning ascribed in the Security
Agreement.

        8.5. "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible. "PROPERTIES" shall mean all Property held by an entity or any other person.

        8.6. "ACT" shall mean the Securities Act of 1933, as amended from time to time.

        8.7. "SUBSIDIARY" shall mean a corporation of which the Borrower owns, directly or indirectly, 50% or more of the ordinary voting power for the election of directors.

                                      * * *


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


                        SIGNATURE PAGE OF LOAN AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:                                     LENDER:

VALENCE TECHNOLOGY, INC.                      BERG & BERG ENTERPRISES, LLC
a Delaware corporation


By: /S/ STEPHAN B. GODEVAIS                   By:  /S/ CARL E. BERG
    ----------------------------                  -----------------------------

Its: CEO AND PRESIDENT                        Its: MEMBER
    ----------------------------                  -----------------------------



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